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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference of our report, dated February 5, 2001, included in this Form 10-K in the previously filed Registration Statement of Entravision Communications Corporation on Form S-8 (File No. 333-54438).

                                          /s/ McGladrey & Pullen, LLP

Pasadena, California
March 28, 2001